UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number  811-8461

                             GRAND PRIX FUNDS, INC.
               (Exact name of registrant as specified in charter)

                            WILTON EXECUTIVE CAMPUS
                            15 RIVER ROAD, SUITE 220
                           WILTON, CONNECTICUT 06897
              (Address of principal executive offices) (Zip code)

                                 ROBERT ZUCCARO
                             TARGET INVESTORS, INC.
                            WILTON EXECUTIVE CAMPUS
                            15 RIVER ROAD, SUITE 220
                           WILTON, CONNECTICUT 06897
                    (Name and address of agent for service)

                                  203-761-9600
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31, 2004

Date of reporting period:  OCTOBER 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                             (GRAND PRIX FUND LOGO)

                                A  N  N  U  A  L
                                R  E  P  O  R  T

                                OCTOBER 31, 2004

                                                                   December 2004

Dear Fellow Shareholder:

Despite a poor showing by Grand Prix Fund in this past bear market, we believe that our Fund is poised for a very strong showing in the years ahead. Your Fund continues to invest in companies that have rapid rates of sales and earnings growth, and are often referred to as aggressive growth stocks.

We believe the economy should remain strong in 2005 with corporate profits setting another record. We also believe that the current expansion could prove to be as long in duration as the ten-year expansion in the 1990's. In that period, corporate profits set new records in six of ten years and the Dow Jones Industrial Average moved from 2,500 to 11,000.

We look forward to a good year for the stock market in 2005. We expect the Dow Jones Industrial Average to move into all-time record territory on the strength of the economy. It is interesting to note that since 1935, years ending with the digit 5 have returned 35% on average. Hopefully, history will repeat itself, but of course, is not indicative of the future.

When the Fund commenced operations on December 31, 1997, we used a quantitative approach in stock selection because many stocks had soared to P/E's that were never seen before in stock market history. This resulted in the Fund having two spectacular years of performance in 1998 and 1999. Then, the vicious bear market set in. When it took hold in 2000, we started working on new ways to improve our stock selection techniques.

We use many investment tools to manage the Grand Prix Fund and among them are 26 proprietary momentum indexes. After three years of exhaustive research, we believe that an optimum earnings and price momentum strategy in stock selection has been devised. We have been transitioning to this approach over the past few months and are pleased with the performance against a peer group of other aggressive growth funds.

We honestly feel that a turn is at hand and that the Grand Prix Fund has the potential to perform very well in the years ahead. In fact, we are so optimistic about what has been learned in the past several years that the members of your investment management team have added to their Fund holdings and now own more than 10% of the outstanding shares.

Notwithstanding the difficult experience of recent years, we look forward to the future with great anticipation. We also thank you for your patience during this time.

Sincerely,

/s/Robert Zuccaro

Robert Zuccaro, CFA
President

                                    CLASS A

                 Grand Prix Fund -        Grand Prix Fund -
    Date        Class A Shares (NAV)    Class A Shares (Load)   S&P 500 Index
    ----        --------------------    ---------------------   -------------
 12/31/1997            $10,000                  $9,479              $10,000
 10/31/1998            $14,420                 $13,668              $11,463
 10/31/1999            $33,384                 $31,644              $14,405
 10/31/2000            $41,609                 $39,440              $15,282
 10/31/2001            $14,686                 $13,921              $11,476
 10/31/2002             $9,309                  $8,824               $9,743
 10/31/2003            $11,197                 $10,613              $11,769
 10/31/2004             $8,281                  $7,849              $12,878

                     For the period ended October 31, 2004

                                 Year             Five           Annualized
                                Ended             Year             Since
                               10/31/04        Annualized        Inception
                               --------        ----------        ---------
  Grand Prix
    Fund - Class A
    Shares (NAV)               (26.04)%         (24.33)%          (2.72)%
  Grand Prix
    Fund - Class A
    Shares (Load)              (29.93)%         (25.14)%          (3.48)%
  S&P 500 Index                  9.42%           (2.22)%           3.77%

                                    CLASS C

                 Grand Prix Fund -        Grand Prix Fund -
    Date        Class C Shares (NAV)    Class C Shares (Load)   S&P 500 Index
    ----        --------------------    ---------------------   -------------
   8/5/1999            $10,000                  $9,899              $10,000
 10/31/1999            $13,708                 $13,569              $10,405
  4/30/2000            $25,557                 $25,298              $11,154
 10/31/2000            $16,987                 $16,815              $11,039
  4/30/2001             $8,874                  $8,785               $9,707
 10/31/2001             $5,951                  $5,890               $8,290
  4/30/2002             $5,017                  $4,966               $8,481
 10/31/2002             $3,744                  $3,706               $7,037
  4/30/2003             $3,479                  $3,444               $7,353
 10/31/2003             $4,472                  $4,426               $8,501
  4/30/2004             $3,346                  $3,312               $9,035
 10/31/2004             $3,282                  $3,249               $9,302

                     For the period ended October 31, 2004

                                 Year             Five           Annualized
                                Ended             Year             Since
                               10/31/04        Annualized        Inception
                               --------        ----------        ---------
  Grand Prix
    Fund - Class C
    Shares (NAV)               (26.59)%         (24.86)%          (19.16)%
  Grand Prix
    Fund - Class C
    Shares (Load)              (27.31)%         (25.01)%          (19.31)%
  S&P 500 Index                  9.42%           (2.22)%           (1.37)%

These charts assume an initial gross investment of $10,000 made on 12/31/97 and 8/05/99 (since inception) for the Class A Shares and Class C Shares, respectively, and the Standard &Poor's 500 Index (S&P 500) on each date. The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Past performance does not guarantee future results. Performance figures include reinvested dividends and capital gains. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

GRAND PRIX FUND
SECTOR ALLOCATION OF PORTFOLIO HOLDINGS

Percentages represent sector weightings as a percentage of market value.

Business Services                                            7.9%
Computers & Peripherals                                      7.2%
Electronic Components                                        7.5%
Health Care Services & Supplies                              6.3%
Internet                                                    20.2%
Leisure & Gaming                                             3.9%
Metals                                                       3.1%
Oil & Gas - Exploration & Production                        23.5%
Oil & Gas - Transportation                                   6.8%
Retail                                                       5.4%
Software                                                     4.4%
Telecommunications                                           3.8%


The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-888-SEC-0330.

ADDITIONAL INFORMATION ON FUND EXPENSES

FOR THE SIX MONTHS ENDED OCTOBER 31, 2004

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; interest expense and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/04 - 10/31/04).

ACTUAL EXPENSES

The first line of the table below provides information about account values based on actual returns and actual expenses. In addition to the Fund's sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently the Fund's transfer agent charges a $15.00 fee. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

GRAND PRIX FUND - CLASS A

                                                              Expenses Paid
                             Beginning       Ending         During the Period
                           Value 5/1/04  Value 10/31/04  5/1/04 - 10/31/04*<F1>
                           ------------  --------------  ----------------------
Actual                        $1,000         $  984              $14.27
Hypothetical (5% annual
  return before expenses)     $1,000         $1,011              $14.46

*<F1> Expenses are equal to the Fund's annualized expense ratio of 2.86% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratio includes interest expense of 0.06%. Excluding interest expense the Fund's annualized expense ratio would have been 2.80%.

GRAND PRIX FUND - CLASS C

                                                              Expenses Paid
                             Beginning       Ending         During the Period
                           Value 5/1/04  Value 10/31/04  5/1/04 - 10/31/04*<F2>
                           ------------  --------------  ----------------------
Actual                        $1,000         $  981              $17.98
Hypothetical (5% annual
  return before expenses)     $1,000         $1,007              $18.21

*<F2> Expenses are equal to the Fund's annualized expense ratio of 3.61% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratio includes interest expense of 0.06%. Excluding interest expense, the Fund's annualized expense ratio would have been 3.55%.

GRAND PRIX FUND
STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2004

ASSETS:
  Investments, at value (cost $22,135,517)                        $ 24,113,382
  Cash                                                                   3,025
  Receivable for investments sold                                    7,533,115
  Receivable for capital shares sold                                     1,979
  Dividends and interest receivable                                      7,479
  Other assets                                                          10,181
                                                                  ------------
  Total Assets                                                      31,669,161
                                                                  ------------

LIABILITIES:
  Payable for investments purchased                                  6,356,988
  Payable for capital shares redeemed                                   99,966
  Payable to Advisor                                                    20,354
  Loan payable                                                       1,470,000
  Accrued expenses and other liabilities                               126,227
                                                                  ------------
  Total Liabilities                                                  8,073,535
                                                                  ------------
NET ASSETS                                                        $ 23,595,626
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
  Capital stock                                                   $280,704,343
  Accumulated net realized loss on investments sold               (259,086,582)
  Net unrealized appreciation on investments                         1,977,865
                                                                  ------------
  Total Net Assets                                                $ 23,595,626
                                                                  ------------
                                                                  ------------

CLASS A SHARES:
  Net assets                                                      $ 18,606,399
  Shares of beneficial interest outstanding
    (500,000,000 shares of $0.01 par value authorized)               2,684,964
  Net asset value and redemption price per share                  $       6.93
                                                                  ------------
                                                                  ------------
  Maximum offering price per share (100/94.75 of $6.93)           $       7.31
                                                                  ------------
                                                                  ------------

CLASS C SHARES:
  Net assets                                                      $  4,989,227
  Shares of beneficial interest outstanding
    (500,000,000 shares of $0.01 par value authorized)                 746,396
  Net asset value and redemption price per share                  $       6.68
                                                                  ------------
                                                                  ------------
  Maximum offering price per share (100/99 of $6.68)              $       6.75
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
  Interest income                                                 $      2,369
  Dividend income (net of foreign withholding taxes of $2,507)         132,963
                                                                  ------------
  Total investment income                                              135,332
                                                                  ------------

EXPENSES:
  Investment advisory fee                                              338,317
  Administration fee                                                    48,162
  Shareholder servicing and accounting costs                           214,863
  Custody fees                                                          22,232
  Federal and state registration                                        29,974
  Professional fees                                                     63,405
  Reports to shareholders                                               30,978
  Directors' fees and expenses                                           5,064
  Distribution expense - Class A shares (Note 9)                        67,915
  Distribution expense - Class C shares (Note 9)                        66,657
  Other expenses                                                         3,546
                                                                  ------------
  Total operating expenses before interest expense                     891,113
                                                                  ------------
  Interest expense                                                      83,061
                                                                  ------------
  Total expenses                                                       974,174
                                                                  ------------
  NET INVESTMENT LOSS                                                 (838,842)
                                                                  ------------

REALIZED AND UNREALIZED LOSS
  Net realized loss on investment transactions                      (6,299,729)
  Change net in unrealized
    appreciation/depreciation on investments                        (4,286,762)
                                                                  ------------
  Net realized and unrealized loss on investments                  (10,586,491)
                                                                  ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(11,425,333)
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENT OF CASH FLOWS - FOR THE YEAR ENDED OCTOBER 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:

Net decrease in net assets resulting from operations             $ (11,425,333)
                                                                 -------------

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:

  Purchases of investments                                        (297,474,442)
  Proceeds from sales of investments                               318,745,660
  Net realized loss on investment transactions                       6,299,729
  Change in net unrealized
    appreciation/depreciation on investments                         4,286,762
  Change in short term securities--net                                  (5,309)
  Change in other operating assets and liabilities                     (34,358)
                                                                 -------------
     Net cash provided by operating activities                      20,392,709
                                                                 -------------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Proceeds from sales of fund shares                                 6,215,107
  Disbursements for fund share redemptions                         (19,874,791)
  Borrowings under line of credit                                   80,070,000
  Repayments of borrowings under line of credit                    (86,800,000)
                                                                 -------------
     Net cash used in financing activities                         (20,389,684)
                                                                 -------------

Net increase in cash                                                     3,025

Cash, beginning of the year                                                 --
                                                                 -------------
Cash, end of the year                                            $       3,025
                                                                 -------------
                                                                 -------------

Supplemental Information
  Cash paid for interest                                         $      94,861
                                                                 -------------
                                                                 -------------

                     See notes to the financial statements.

GRAND PRIX FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            Year Ended          Year Ended
                                                                         October 31, 2004    October 31, 2003
                                                                         ----------------    ----------------
OPERATIONS:
  Net investment loss                                                      $   (838,842)       $   (945,330)
  Net realized gain (loss) on investment transactions                        (6,299,729)          5,086,707
  Change in net unrealized appreciation/depreciation on investments          (4,286,762)          2,446,571
                                                                           ------------        ------------
  Net increase (decrease) in net assets resulting from operations           (11,425,333)          6,587,948
                                                                           ------------        ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                   5,921,525          33,170,939
  Cost of shares redeemed                                                   (19,875,365)        (33,108,458)
  Shares issued in connection with the acquisition
    of the Hartford Mutual Investment Fund                                           --           4,004,982
                                                                           ------------        ------------
  Net increase (decrease) in net assets resulting
    from capital share transactions                                         (13,953,840)          4,067,463
                                                                           ------------        ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (25,379,173)         10,655,411

NET ASSETS:
  Beginning of the year                                                      48,974,799          38,319,388
                                                                           ------------        ------------
  End of the year                                                          $ 23,595,626        $ 48,974,799
                                                                           ------------        ------------
                                                                           ------------        ------------

                     See notes to the financial statements.

GRAND PRIX FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                       Class A Shares     Class A Shares    Class A Shares     Class A Shares     Class A Shares
                                         Year Ended         Year Ended        Year Ended         Year Ended         Year Ended
                                       Oct. 31, 2004      Oct. 31, 2003      Oct. 31, 2002      Oct. 31, 2001     Oct. 31, 2000
                                       -------------      -------------      -------------      -------------     -------------
Per Share Data:

Net asset value,
  beginning of period                     $  9.37            $  7.79            $ 12.29            $ 34.82           $ 28.21
                                          -------            -------            -------            -------           -------

Income from investment operations:
  Net investment loss(3)<F5>                (0.17)(2)          (0.19)(2)          (0.24)(1)          (0.38)(2)         (0.89)(2)
                                                  <F4>               <F4>               <F3>               <F4>              <F4>
  Net realized and unrealized
   gain (loss) on investments               (2.27)              1.77              (4.26)            (22.15)             7.82
                                          -------            -------            -------            -------           -------
  Total from investment operations          (2.44)              1.58              (4.50)            (22.53)             6.93
                                          -------            -------            -------            -------           -------

Less distributions from
  net realized gains                           --                 --                 --                 --             (0.32)
                                          -------            -------            -------            -------           -------
Net asset value, end of period            $  6.93            $  9.37            $  7.79            $ 12.29           $ 34.82
                                          -------            -------            -------            -------           -------
                                          -------            -------            -------            -------           -------

Total return(4)<F6>                        (26.04)%            20.28%            (36.62)%           (64.70)%           24.64%

Supplemental data and ratios:
  Net assets, end of period (000's)       $18,606            $40,186            $28,858            $58,727          $284,021
  Ratio of operating expenses to
   average net assets                        2.50%(5)           2.49%(7)           1.89%(7)           1.67%(7)          1.62%(5)(6)
                                                  <F7>               <F9>               <F9>               <F9>             <F7><F8>
  Ratio of interest expense to
   average net assets                        0.25%              0.26%              0.45%              0.51%             0.72%
  Ratio of net investment loss to
   average net assets                       (2.10)%(5)         (2.19)%(7)         (1.76)%(7)         (1.32)%(7)        (1.23)%(5)
                                                   <F7>               <F9>               <F9>               <F9>              <F7>
  Portfolio turnover rate(8)<F10>          815.34%            716.59%            342.46%            821.69%            834.9%

(1)<F3> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F4> Net investment loss per share represents net investment loss divided by the monthly average shares of common stock outstanding.
(3)<F5> Net investment loss before interest expense for the periods ending October 31, 2004, October 31, 2003, October 31, 2002, October 31, 2001
          and October 31, 2000 was $(0.15), $(0.17), $(0.19), $(0.28) and
          $(0.56), respectively.
(4)<F6>   The total return does not reflect the 5.25% front-end sales charge.
(5)<F7> For the fiscal years ended October 31, 2004 and October 31, 2000, the operating expense ratio excludes interest expense. The ratios including interest expense were 2.75% and 2.34%, respectively. The ratios of net investment loss to average net assets, including interest expense were (2.34)% and (1.95)%, respectively.
(6)<F8>   Ratio includes Advisor expense waiver recovery of 0.09%.
(7)<F9> Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2003, October 31, 2002 and October 31, 2001 would have been 3.15%, 2.78% and 2.27%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2003, October 31, 2002, October 31, 2001 and October 31, 1999 would have been (2.85)%, (2.65)% and (1.92)%, respectively.
(8)<F10> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

GRAND PRIX FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

                                       Class C Shares     Class C Shares    Class C Shares     Class C Shares    Class C Shares
                                         Year Ended         Year Ended        Year Ended         Year Ended        Year Ended
                                       Oct. 31, 2004      Oct. 31, 2003      Oct. 31, 2002      Oct. 31, 2001    Oct. 31, 2000
                                       -------------      -------------      -------------      -------------    -------------
Per Share Data:

Net asset value, beginning of period      $  9.10            $  7.62            $ 12.11            $ 34.57          $ 28.17
                                          -------            -------            -------            -------          -------

Income from investment operations:
  Net investment loss(1)<F11>(2)<F12>       (0.22)             (0.24)             (0.30)             (0.52)           (1.10)
  Net realized and unrealized gain (loss)
   on investments                           (2.20)              1.72              (4.19)            (21.94)            7.82
                                          -------            -------            -------            -------          -------
  Total from investment operations          (2.42)              1.48              (4.49)            (22.46)            6.72
                                          -------            -------            -------            -------          -------

Less distributions
  from net realized gains                      --                 --                 --                 --            (0.32)
                                          -------            -------            -------            -------          -------
Net asset value, end of period            $  6.68            $  9.10            $  7.62            $ 12.11          $ 34.57
                                          -------            -------            -------            -------          -------
                                          -------            -------            -------            -------          -------

Total return(3)<F13>                       (26.59)%            19.42%            (37.08)%           (64.97)%          23.92%

Supplemental data and ratios:
  Net assets, end of period (000's)        $4,989             $8,789             $9,462            $22,726          $99,237
  Ratio of operating expenses to
   average net assets                        3.25%(4)           3.24%(6)           2.64%(6)           2.42%(6)         2.37%(4)(5)
                                                 <F14>              <F16>              <F16>              <F16>           <F14><F15>
  Ratio of interest expense to
   average net assets                        0.25%              0.26%              0.45%              0.51%            0.72%
  Ratio of net investment loss to
   average net assets                       (2.85)%(4)         (2.94)%(6)         (2.51)%(6)         (2.07)%(6)       (1.98)%(4)
                                                  <F14>              <F16>              <F16>              <F16>            <F14>
  Portfolio turnover rate(7)<F17>          815.34%            716.59%            342.46%            821.69%           834.9%

(1)<F11> Net investment loss per share represents net investment loss divided by the monthly average shares of common stock outstanding.
(2)<F12> Net investment loss before interest expense for the periods ending October 31, 2004, October 31, 2003, October 31, 2002, October 31, 2001 and October 31, 2000 was $(0.20), $(0.22), $(0.26), $(0.42) and
          $(0.91), respectively.
(3)<F13>  The total return does not reflect the 1.00% front-end sales charge.
(4)<F14> For the fiscal years ended October 31, 2004 and October 31, 2000, the operating expense ratio excludes interest expense. The ratios including interest expense were 3.50% and 3.09%, respectively. The ratios of net investment loss to average net assets, including interest expense were (3.09)% and (2.70)%, respectively.
(5)<F15>  Ratio includes Advisor expense waiver recovery of 0.09%.
(6)<F16> Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2003, October 31, 2002 and October 31, 2001 would have been 3.90%, 3.53% and 3.02%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2003, October 31, 2002 and October 31, 2001 would have been (3.60)%, (3.40)% and (2.67)%, respectively.
(7)<F17> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

GRAND PRIX FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004

  Shares                                                              Value
  ------                                                              -----
             COMMON STOCKS - 102.1%

             BUSINESS SERVICES - 8.0%
  22,000     51job, Inc. *<F18>                                    $   594,000
  20,000     UTI Worldwide, Inc. +<F19>                              1,300,000
                                                                   -----------
                                                                     1,894,000
                                                                   -----------

             COMPUTERS & PERIPHERALS - 7.4%
  20,000     Apple Computer, Inc. *<F18>                             1,050,600
  22,000     Synaptics Incorporated *<F18>                             696,080
                                                                   -----------
                                                                     1,746,680
                                                                   -----------

             ELECTRONIC COMPONENTS - 7.7%
  24,000     Ceradyne, Inc. *<F18>                                   1,029,360
  28,000     Tessera Technologies Inc. *<F19>                          782,040
                                                                   -----------
                                                                     1,811,400
                                                                   -----------

             HEALTH CARE SERVICES & SUPPLIES - 6.4%
  16,000     Centene Corporation *<F18>                                758,880
  44,000     Mannatech, Incorporated                                   750,200
                                                                   -----------
                                                                     1,509,080
                                                                   -----------

             INTERNET - 20.6%
  38,000     Audible, Inc. *<F18>                                      781,660
   7,000     Google, Inc. - Class A *<F18>                           1,334,935
  12,000     InfoSpace, Inc. *<F18>                                    630,000
  38,000     Jupitermedia Corporation *<F18>                           753,730
  22,000     Shanda Interactive
               Entertainment Ltd - ADR *<F18> +<F19>                   668,558
  26,000     VeriSign, Inc. *<F18>                                     697,580
                                                                   -----------
                                                                     4,866,463
                                                                   -----------

             LEISURE & GAMING - 4.0%
  28,000     Boyd Gaming Corporation                                   937,720
                                                                   -----------

             METALS - 3.1%
  22,000     Ispat International NV -
               Class A NY REG SH *<F18> +<F19>                         740,520
                                                                   -----------

             OIL & GAS - EXPLORATION & PRODUCTION - 24.0%
  20,000     Burlington Resources Inc.                                 830,000
  16,000     The Houston Exploration Company *<F18>                    937,600
  20,000     Southwestern Energy Company *<F18>                        918,800
  20,000     Ultra Petroleum Corp. *<F18>+<F19>                        972,000
  25,000     Unit Corporation *<F18>                                   927,250
  32,000     XTO Energy, Inc.                                        1,068,160
                                                                   -----------
                                                                     5,653,810
                                                                   -----------

             OIL & GAS - TRANSPORTATION - 7.0%
  52,000     OMI Corporation +<F19>                                    933,400
  42,000     Top Tankers, Inc. *<F18>+<F19>                            718,200
                                                                   -----------
                                                                     1,651,600
                                                                   -----------

             RETAIL - 5.5%
  32,000     Urban Outfitters, Inc. *<F18>                           1,312,000
                                                                   -----------

             SOFTWARE - 4.5%
  20,000     Autodesk, Inc.                                          1,055,000
                                                                   -----------

             TELECOMMUNICATIONS - 3.9%
  22,000     QUALCOMM Inc.                                             919,820
                                                                   -----------
             TOTAL COMMON STOCKS (Cost $22,120,228)                 24,098,093
                                                                   -----------

Principal
  Amount
---------
             SHORT TERM INVESTMENTS - 0.1%
             VARIABLE RATE DEMAND NOTES - 0.1% #<F20>
 $15,289     U.S. Bank, N.A., 1.7088%                                   15,289
                                                                   -----------
             TOTAL SHORT TERM INVESTMENTS (Cost $15,289)                15,289
                                                                   -----------
             TOTAL INVESTMENTS (COST $22,135,517) - 102.2%          24,113,382
             Liabilities in Excess of Other Assets - (2.2)%           (517,756)
                                                                   -----------
             TOTAL NET ASSETS - 100.0%                             $23,595,626
                                                                   -----------
                                                                   -----------

*<F18>  Non Income Producing Security.
+<F19>  Foreign Security.
#<F20> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2004.
ADR - American Depository Receipt.
NY REG SH - New York Registered Shares

                     See notes to the financial statements.

GRAND PRIX FUND
NOTES TO THE FINANCIAL STATEMENTS - OCTOBER 31, 2004

1.   ORGANIZATION
     The Grand Prix Funds, Inc. (the "Corporation") was incorporated on October 30, 1997 as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Corporation is authorized to issue its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Corporation currently offers two series of shares: The Grand Prix Fund (the "Fund") and the Super Core Fund (collectively the "Funds"). The shares of common stock of the Funds are further divided into two classes:Class A and Class C. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares. The primary investment objective of the Fund is capital appreciation. The Fund commenced investment operations on December 31, 1997.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a) Investment Valuation - Securities are stated at value. Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, except those traded on the NASDAQ NMS and Small Cap Exchanges. Securities traded on the NASDAQ NMS and Small Cap exchanges will be valued at the NASDAQ official closing price. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Target Investors (the "Advisor") pursuant to guidelines established by the Board of Directors.

     (b) Federal Income and Excise Taxes - The Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders. Therefore, no federal income or excise tax provision is required.

     (c) Distribution to Shareholders - Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles.

     (d) Securities Transactions and Investment Income - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts are amortized using the effective interest method for tax and financial reporting purposes.

     (e) Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Fund expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

3.   ACQUISITION INFORMATION
     On October 29, 2003, the Grand Prix Fund acquired, through a non-taxable exchange, substantially all of the net assets of the Hartford Mutual Investment Fund. The Grand Prix Fund issued 423,807 Class A shares (valued at $4,004,982) for the 184,486 shares of the Hartford Mutual Investment Fund outstanding at October 29, 2003. The net assets of the Hartford Mutual Investment Fund included net unrealized appreciation on investments of $273,917. The net assets of the Grand Prix Fund immediately before the acquisition were $46,183,033.

4.   SHARES OF COMMON STOCK
     Transactions in shares of common stock were as follows:

YEAR ENDING OCTOBER 31, 2004

                                           $                  Shares
                                           -                  ------
CLASS A SHARES:
     Shares sold                      $  4,920,987             590,362
     Shares redeemed                   (17,306,805)         (2,196,361)
                                      ------------          ----------
     Net decrease                     $(12,385,818)         (1,605,999)
                                      ------------
     SHARES OUTSTANDING:
     Beginning of year                                       4,290,963
                                                            ----------
     End of year                                             2,684,964
                                                            ----------
                                                            ----------

CLASS C SHARES:
     Shares sold                      $  1,000,538             116,394
     Shares redeemed                    (2,568,560)           (335,701)
                                      ------------          ----------
     Net decrease                     $ (1,568,022)           (219,307)
                                      ------------

     SHARES OUTSTANDING:
     Beginning of year                                         965,703
                                                            ----------
     End of year                                               746,396
                                                            ----------
                                                            ----------
     TOTAL DECREASE                   $(13,953,840)
                                      ------------
                                      ------------

YEAR ENDING OCTOBER 31, 2003

                                           $                  Shares
                                           -                  ------
CLASS A SHARES:
     Shares sold                      $ 32,497,531           4,104,999
     Shares redeemed                   (30,522,229)         (3,941,808)
     Shares issued in
       connection with the
       acquisition of the
       Hartford Mutual
       Investment Fund                   4,004,982             423,807
                                      ------------          ----------
     Net increase                     $  5,980,284             586,998
                                      ------------
     SHARES OUTSTANDING:
     Beginning of year                                       3,703,965
                                                            ----------
     End of year                                             4,290,963
                                                            ----------
                                                            ----------

CLASS C SHARES:
     Shares sold                      $    673,408              83,122
     Shares redeemed                    (2,586,229)           (359,147)
                                      ------------          ----------
     Net decrease                     $ (1,912,821)           (276,025)
                                      ------------
     SHARES OUTSTANDING:
     Beginning of year                                       1,241,728
                                                            ----------
     End of year                                               965,703
                                                            ----------
                                                            ----------
     TOTAL INCREASE                   $  4,067,463
                                      ------------
                                      ------------

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Fund for the year ended October 31, 2004 are summarized below. There were no purchases or sales of long-term U.S. government securities.

     Purchases                   $301,621,684
     Sales                       $324,114,675

6.   INFORMATION FOR FEDERAL INCOME TAX PURPOSES AS OF OCTOBER 31, 2004
     At October 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of investments                       $  22,188,147
                                               -------------
                                               -------------
     Gross unrealized appreciation             $   2,218,250
     Gross unrealized depreciation                  (293,015)
                                               -------------
     Net unrealized appreciation               $   1,925,235
                                               -------------
                                               -------------
     Undistributed ordinary income                        --
     Undistributed long-term
       capital gain                                       --
                                               -------------
     Total distributable earnings              $          --
                                               -------------
                                               -------------
     Other accumulated losses                  $(259,033,952)
                                               -------------
     Total accumulated losses                  $(257,108,717)
                                               -------------
                                               -------------

     The primary difference between the cost amount for book purposes and tax purposes is due to deferred wash sale losses.

     The capital loss carryovers as of October 31, 2004 are as follows:

                                            Capital Loss
                   Net Capital               Carryover
               Loss Carryover*<F21>          Expiration
               --------------------          ----------
                    $22,830,080              10/31/2008
                   $202,490,528              10/31/2009
                    $27,139,446              10/31/2010
                     $6,573,898              10/31/2012

     *<F21> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

     At the time of the acquisition, the Hartford Mutual Investment Fund had capital loss carryovers of $15,559,401. The use of the capital loss carryovers that were attributable to the Hartford Mutual Investment Fund were limited under the Internal Revenue Code and as a result $14,418,825 was reclassified to capital stock.

     The Fund made no distributions during fiscal years ended October 31, 2003 or October 31, 2004.

7.   CREDIT FACILITY
     U.S. Bank, N.A. (the "Bank") has made available to the Fund a $15.5 million line of credit pursuant to a Loan and Security Agreement ("Agreement"), as amended, dated September 27, 1999 for the purpose of purchasing portfolio securities. For the year ended October 31, 2004, the interest rate on the outstanding principal amount was the Bank's Prime Rate minus 1.50% (weighted average rate of 2.52% during the year ended October 31, 2004). Advances are collateralized by a first lien against the Fund's assets. During the year ended October 31, 2004, the Fund had an outstanding average daily balance of $3,229,481. The maximum amount outstanding for the year ended October 31, 2004, was $11,400,000. Interest expense amounted to $83,061 for the year ended October 31, 2004. At October 31, 2004, the Fund had a loan payable balance of $1,470,000.

8.   INVESTMENT ADVISOR
     The Fund has an agreement with the Advisor, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Advisor is compensated at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor may recover from the Fund the expenses waived or reimbursed during the period where the Advisor was obligated to cap the Fund's expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses.Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

                                             AMOUNT OF
           YEAR OF EXPIRATION            POTENTIAL RECOVERY
           ------------------            ------------------
               10/31/2005                     $247,826
               10/31/2006                      $93,793

9.   SERVICE AND DISTRIBUTION PLAN
     The Fund has adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets for the Class A shares and up to 1.00% for the Class C shares. The currently approved rate is 0.25% and 1.00% of average daily net assets for the Class A and Class C shares, respectively. Amounts paid under the Plans by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $67,915 for the Class A Shares and $66,657 for the Class C Shares pursuant to the Plans for the year ended October 31, 2004.

GRAND PRIX FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the Grand Prix Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Grand Prix Fund (the Fund), as of October 31, 2004, and the related statements of operations, cash flows, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Grand Prix Fund at October 31, 2004, and the results of its operations, cash flows, changes in net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                  /s/Ernst & Young LLP

Chicago, Illinois
December 10, 2004

GRAND PRIX FUND
ADDITIONAL INFORMATION

PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available by calling toll free 1-800-307-4880 or on the SEC website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available without charge by calling 1-800-307-4880 or on the SEC website at http://www.sec.gov.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The SAI includes additional information about the Fund's Directors and Officers and is available, without charge, upon request by calling 1-800-307-4880.

                                                                                                       # of
                                             Term of                                                   Portfolios in  Other
                               Position(s)   Office and                                                Fund Complex   Directorships
Name, Address                  Held with     Length of    Principal Occupation                         Overseen by    Held by
and Age                        the Fund      Time Served  During Past Five Years                       Director       Director
-------------                  -----------   -----------  ----------------------                       -------------  -------------
Robert Zuccaro *<F22>(1)<F23>  President     Since 1997   Mr. Zuccaro is the President of the Advisor         2       None
15 River Road,                 and                        and is a Chartered Financial Analyst.  Prior
Suite 220                      Director                   to founding the Advisor in 1983, Mr. Zuccaro
Wilton, CT  06897                                         spent six years with Axe-Houghton where he
Age: 62                                                   was President and a Director of Axe-Houghton
                                                          Stock Fund and Vice President and Director of
                                                          Portfolio Management of E.W. Axe & Co.

Edward F. Ronan, Jr.           Independent   Since 1997   Mr. Ronan is a Certified Public Accountant          2       None
30 Main Street                 Director                   and since 1984, has been a member of
Danbury, CT  06810                                        Actis-Grande, Ronan & Company, LLC, a
Age: 51                                                   certified public accounting firm.  Mr. Ronan
                                                          served as a director of Q.E.P. Co., Inc., a
                                                          tool manufacturer and distributor, from 1993
                                                          to 1998.

Dennis K. Waldman              Independent   Since 1997   Since 2000, Mr. Waldman has been engaged in         2       None
62 Windsor Road                Director                   residential real estate development and
Waban, MA  02468                                          management.  From 1994 to 2000, Mr.
Age: 49                                                   Waldman served as Vice-President of Sales for
                                                          eStar Communications, a developer of communications
                                                          software, prior to which time, Mr. Waldman worked at
                                                          ITS as Vice-President of Sales.  From 1992 - 1994, Mr.
                                                          Waldman was a sales representative at Tartan where he
                                                          was involved in engineering sales.

Mary Jane Boyle(1)<F23>        Vice          Since 1997   Ms. Boyle serves as Vice President, Client Service, of
15 River Road,                 President,                 the Advisor.  Prior to co-founding the Advisor in 1983,
Suite 220                      Secretary                  Ms. Boyle was a Regional Sales Director with Mondessa
Wilton, CT  06897              and                        Enterprises, Inc.
Age: 58                        Treasurer

John W. Tarleton               Chief         Since 2004   Mr. Tarleton is Head Trader for the Advisor since April 2004
15 River Road,                 Compliance                 and Chief Compliance Officer for the Fund.  Mr. Tarleton
Suite 220                      Officer                    was an Associate Director - Trading/Execution Specialist
Wilton, CT  06897                                         at UBS International Inc. from July 2002 to December
Age: 40                                                   2003.  From January 2001 to December 2001, Mr. Tarleton
                                                          served as a portfolio trader for Worldco Financial Services,
                                                          LLC.  Prior to January 2001, Mr. Tarleton worked
                                                          as the Director of Equity Trading for Nathan & Lewis
                                                          Securities, Inc. from January 1994 to December 2000.

  *<F22> Denotes a director who is an "interested person" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Zuccaro is considered an interested person because of his affiliation with the Advisor.
(1)<F23>   Mr. Zuccaro and Ms. Boyle are married.

GRAND PRIX FUNDS
P.O. BOX 701
MILWAUKEE, WI 53201

FUND INFORMATION              800 307-4880
ACCOUNT INFORMATION           800 432-4741

WWW.GRANDPRIXFUNDS.COM

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report may be distributed to others only if preceded or accompanied by a current prospectus. The Grand Prix Fund is distributed by T.O. Richardson Securities, Inc., a member of the NASD.

                             (SUPER CORE FUND LOGO)

                                     ANNUAL
                                     REPORT

                                OCTOBER 31, 2004

                                                                   December 2004

Dear Fellow Shareholder,

Super Core Fund continued to rebound in the latest fiscal year from the terrible bear market of 2000-2002. We believe the Super Core Fund is well positioned to participate in the new bull market. The Fund makes investments in the five largest stocks in four market indices: the S&P 500, S&P Midcap, S&P Small Cap and NASDAQ Composite. As a result of its exposure to four indices, the Fund's objective is to track the upward movement of the stock market. One particular benefit of this approach allows the Fund to always be positioned in one of these four leading market indices.

Prior to World War II, economic expansions averaged just 29 months and recessions lasted 24 months. In the 1980's, the economy grew for a near record eight years and in the 1990's, the economy expanded for a record ten years. That is why the stock market rose so much in those decades.

The economy is completing its third year of expansion. Corporate profits have rebounded from the recession low and will set a new record this year. Profits in 2004 could reach a record $65 a share, up 30% from the prior record in 2000. One little known fact is that corporate profit margins in the second quarter reached the highest level for any period since World War II. Net profit margins after taxes were 7.6%.

Continued rapid gains in productivity combined with other efficiencies garnered by wider use of the Internet in business applications should allow profit margins to expand further in coming years. This has very important implications not only for corporate profits, but for the stock market as well.

We believe the economy should remain strong in 2005 with corporate profits setting another record. We also believe that the current expansion could prove to be as long in duration as the ten-year expansion in the 1990's. In that period, corporate profits set new records in six of ten years and the Dow Jones Industrial Average moved from 2,500 to 11,000.

We look forward to another good year for the stock market and for the Super Core Fund in 2005. We expect the Dow Jones Industrial Average to move into all-time record territory on the strength of the economy. It is interesting to note that since 1935, years ending with the digit 5 have returned 35% on average. Hopefully, history will repeat itself, but of course, is not indicative of the future.

Shareholders may go to our website, www.grandprixfunds.com, for more information
                                    ----------------------
on the Super Core Fund. We thank you as shareholders for your confidence in the Fund.

Sincerely,

/s/Robert Zuccaro

Robert Zuccaro, CFA
President

                                    CLASS A

                 Super Core Fund -       Super Core Fund -
    Date       Class A Shares (NAV)    Class A Shares (Load)    S&P 500 Index
    ----       --------------------    ---------------------    -------------
 12/29/2000           $10,000                  $9,479               $10,000
  4/30/2001            $7,930                  $7,517                $9,499
 10/31/2001            $6,570                  $6,227                $8,113
  4/30/2002            $7,130                  $6,758                $8,300
 10/31/2002            $6,020                  $5,706                $6,887
  4/30/2003            $6,110                  $5,791                $7,195
 10/31/2003            $7,420                  $7,033                $8,320
  4/30/2004            $7,480                  $7,090                $8,842
 10/31/2004            $7,530                  $7,137                $9,104

                     For the period ended October 31, 2004

                                           Year             Annualized
                                          Ended               Since
                                         10/31/04           Inception
                                         --------           ---------
   Super Core Fund -
     Class A Shares (NAV)                 1.48%              (7.12)%
   Super Core Fund -
     Class A Shares (Load)               (3.83)%             (8.41)%
   S&P 500 Index                          9.42%              (2.42)%

                                    CLASS C

                  Super Core Fund -       Super Core Fund -
    Date        Class C Shares (NAV)    Class C Shares (Load)   S&P 500 Index
    ----        --------------------    ---------------------   -------------
 12/29/2000            $10,000                  $9,901              $10,000
  4/30/2001             $7,910                  $7,832               $9,499
 10/31/2001             $6,540                  $6,475               $8,113
  4/30/2002             $7,070                  $7,000               $8,300
 10/31/2002             $5,960                  $5,901               $6,887
  4/30/2003             $6,030                  $5,970               $7,195
 10/31/2003             $7,290                  $7,218               $8,320
  4/30/2004             $7,330                  $7,257               $8,842
 10/31/2004             $7,360                  $7,287               $9,104

                     For the period ended October 31, 2004

                                      Year             Annualized
                                     Ended               Since
                                    10/31/04           Inception
                                    --------           ---------
     Super Core Fund -
       Class C Shares (NAV)          0.96%              (7.68)%
     Super Core Fund -
       Class C Shares (Load)         0.00%              (7.91)%
     S&P 500 Index                   9.42%              (2.42)%

These charts assume an initial gross investment of $10,000 made on December 29, 2000 (since inception) for the Class A and Class C Shares, respectively, and the Standard &Poor's 500 Index (S&P 500) on each date. The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Past performance does not guarantee future results. Performance figures include reinvested dividends and capital gains. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

SUPER CORE FUND
SECTOR ALLOCATION OF PORTFOLIO HOLDINGS

Percentages represent sector weightings as a percentage of market value.

Biotechnology                                           9.4%
Building & Housing                                      7.1%
Computers                                               5.5%
Diversified                                             4.9%
Financial Services                                      8.0%
Internet                                                4.8%
Metals                                                  5.1%
Multi Media                                             4.2%
Networking Products                                     4.2%
Oil & Gas                                              13.2%
Pharmaceuticals                                         9.2%
Retail                                                  7.2%
Software                                                4.5%
Telecommunications                                      3.5%
Textiles & Apparel                                      4.4%
Exchange Traded Funds                                   4.8%

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-888-SEC-0330.

ADDITIONAL INFORMATION ON FUND EXPENSES

FOR THE SIX MONTHS ENDED OCTOBER 31, 2004

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; interest expense and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/04 - 10/31/04).

ACTUAL EXPENSES

The first line of the table below provides information about account values based on actual returns and actual expenses. In addition to the Fund's sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently the Fund's transfer agent charges a $15.00 fee. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SUPER CORE FUND - CLASS A

                                                             Expenses Paid
                           Beginning       Ending          During the Period
                         Value 5/1/04  Value 10/31/04   5/1/04 - 10/31/04*<F24>
                         ------------  --------------   -----------------------
Actual                      $1,000         $1,007               $17.76
Hypothetical (5% annual
  return before expenses)   $1,000         $1,007               $17.76

*<F24> Expenses are equal to the Fund's annualized expense ratio of 3.52% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratio includes interest expense of 0.33%. Excluding interest expense, the Fund's annualized expense ratio would have been 3.19%.

SUPER CORE FUND - CLASS C

                                                             Expenses Paid
                           Beginning       Ending          During the Period
                         Value 5/1/04  Value 10/31/04   5/1/04 - 10/31/04*<F25>
                         ------------  --------------   -----------------------
Actual                      $1,000         $1,004               $21.01
Hypothetical (5% annual
  return before expenses)   $1,000         $1,004               $21.01

*<F25> Expenses are equal to the Fund's annualized expense ratio of 4.17% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratio includes interest expense of 0.33%. Excluding interest expense, the Fund's annualized expense ratio would have been 3.84%.

SUPER CORE FUND
STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2004

ASSETS:
   Investments, at value (cost $6,895,357)                         $ 7,944,226
   Dividends and interest receivable                                     3,525
   Other assets                                                          6,338
                                                                   -----------
   Total Assets                                                      7,954,089
                                                                   -----------

LIABILITIES:
   Payable for capital shares redeemed                                  33,013
   Payable to Advisor                                                    5,089
   Loan payable                                                      1,110,000
   Accrued expenses and other liabilities                               69,956
                                                                   -----------
   Total Liabilities                                                 1,218,058
                                                                   -----------

NET ASSETS                                                         $ 6,736,031
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
   Capital stock                                                   $11,576,308
   Accumulated net realized loss on investments sold                (5,889,146)
   Net unrealized appreciation on investments                        1,048,869
                                                                   -----------
   Total Net Assets                                                $ 6,736,031
                                                                   -----------
                                                                   -----------

CLASS A SHARES:
   Net assets                                                      $ 5,043,842
   Shares of beneficial interest outstanding
     (500,000,000 shares of $0.01 par value authorized)                670,012
   Net asset value and redemption price per share                  $      7.53
                                                                   -----------
                                                                   -----------
   Maximum offering price per share (100/94.75 of $7.53)           $      7.95
                                                                   -----------
                                                                   -----------

CLASS C SHARES:
   Net assets                                                      $ 1,692,189
   Shares of beneficial interest outstanding
     (500,000,000 shares of $0.01 par value authorized)                230,054
   Net asset value and redemption price per share                  $      7.36
                                                                   -----------
                                                                   -----------
   Maximum offering price per share (100/99 of $7.36)              $      7.43
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

SUPER CORE FUND
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
   Interest income                                                   $     925
   Dividend income                                                      81,732
                                                                     ---------
   Total investment income                                              82,657
                                                                     ---------

EXPENSES:
   Investment advisory fee                                              93,038
   Administration fee                                                   34,570
   Shareholder servicing and accounting costs                           71,996
   Custody fees                                                          6,840
   Federal and state registration                                       24,440
   Professional fees                                                    61,278
   Reports to shareholders                                              10,374
   Directors' fees and expenses                                          5,014
   Distribution expense - Class A shares (Note 8)                       28,841
   Distribution expense - Class C shares (Note 8)                       20,973
   Miscellaneous expense                                                 1,716
                                                                     ---------
   Total operating expenses before reimbursement
     from Advisor and interest expense                                 359,080
   Less:  Reimbursement from Advisor (Note 7)                          (73,291)
                                                                     ---------
   Total operating expenses before interest expense                    285,789
   Interest expense                                                     33,469
                                                                     ---------
   Total expenses                                                      319,258
                                                                     ---------
NET INVESTMENT LOSS                                                   (236,601)
                                                                     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions                        668,255
   Change in net unrealized
     appreciation/depreciation on investments                         (520,039)
                                                                     ---------
   Net realized and unrealized  gain on investments                    148,216
                                                                     ---------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (88,385)
                                                                     ---------
                                                                     ---------

                     See notes to the financial statements.

SUPER CORE FUND
STATEMENT OF CASH FLOWS - FOR THE YEAR ENDED OCTOBER 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:

   Net decrease in net assets resulting from operations           $    (88,385)
                                                                  ------------

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:

   Purchases of investments                                        (17,324,030)
   Proceeds from sales of investments                               19,989,022
   Net realized gain on investment transactions                       (668,255)
   Change in net unrealized
     appreciation/depreciation on investments                          520,039
   Change in short term securities--net                                  8,032
   Change in other operating assets and liabilities                     34,580
                                                                  ------------
       Net cash provided by operating activities                     2,471,003
                                                                  ------------

CASH FLOWS FROM FINANCING ACTIVITIES:

   Proceeds from sales of fund shares                                3,010,583
   Disbursements for fund share redemptions                         (5,751,586)
   Borrowings under line of credit                                  10,000,000
   Repayments of borrowings under line of credit                    (9,730,000)
                                                                  ------------
       Net cash used in financing activities                        (2,471,003)
                                                                  ------------

Net change in cash                                                          --

Cash, beginning of the year                                                 --
                                                                  ------------
Cash, end of the year                                             $         --
                                                                  ------------
                                                                  ------------

Supplemental Information
   Cash paid for interest                                         $     34,403
                                                                  ------------
                                                                  ------------

                     See notes to the financial statements.

SUPER CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Year  Ended           Year Ended
                                                                            October 31, 2004     October 31, 2003
                                                                            ----------------     ---------------
OPERATIONS:
   Net investment loss                                                         $  (236,601)        $  (198,615)
   Net realized gain (loss) on investment transactions                             668,255            (598,702)
   Change in net unrealized appreciation/depreciation on investments              (520,039)          2,308,127
                                                                               -----------         -----------
   Net increase (decrease) in net assets resulting from operations                 (88,385)          1,510,810
                                                                               -----------         -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                                     3,005,583           2,501,046
   Cost of shares redeemed                                                      (5,780,134)         (1,858,039)
                                                                               -----------         -----------
   Net increase (decrease) in net assets resulting
     from capital share transactions                                            (2,774,551)            643,007
                                                                               -----------         -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (2,862,936)          2,153,817

NET ASSETS:
   Beginning of the year                                                         9,598,967           7,445,150
                                                                               -----------         -----------
   End of the year                                                             $ 6,736,031         $ 9,598,967
                                                                               -----------         -----------
                                                                               -----------         -----------

                     See notes to the financial statements.

SUPER CORE FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of common stock outstanding throughout each period.

 Class A Shares
                                             Class A Shares      Class A Shares      Class A Shares      December 29, 2000(1)<F26>
                                               Year Ended          Year Ended          Year Ended                 through
                                            October 31, 2004    October 31, 2003    October 31, 2002         October 31, 2001
                                            ----------------    ----------------    ----------------     -------------------------
Per Share Data:

Net asset value, beginning of period             $ 7.42              $ 6.02              $ 6.57                   $10.00
                                                 ------              ------              ------                   ------

Income from investment operations:
  Net investment loss (4)<F29>                    (0.16)(3)<F28>      (0.17)(3)<F28>      (0.14)(2)<F27>           (0.08)(2)<F27>
  Net realized and unrealized
    gain (loss) on investments                     0.27                1.57               (0.41)                   (3.35)
                                                 ------              ------              ------                   ------
  Total from investment operations                 0.11                1.40               (0.55)                   (3.43)
                                                 ------              ------              ------                   ------
Net asset value, end of period                   $ 7.53              $ 7.42              $ 6.02                   $ 6.57
                                                 ------              ------              ------                   ------
                                                 ------              ------              ------                   ------

Total return (5)<F30>                              1.48%              23.26%              (8.37)%                 (34.30)%(6)<F31>

Supplemental data and ratios:
  Net assets, end of period (000's)              $5,044              $8,010              $5,724                   $8,393
  Ratio of operating expenses
    to average net assets (8)<F33>                 2.65%               2.79%               1.65%                    1.50%(7)<F32>
  Ratio of interest expense
    to average net assets                          0.33%               0.37%               0.57%                    0.39%(7)<F32>
  Ratio of net investment loss
    to average net assets (8)<F33>                (1.84)%             (2.23)%             (1.04)%                  (0.87)%(7)<F32>
  Portfolio turnover rate (9)<F34>               148.09%             122.52%             123.83%                  128.95%(6)<F31>

(1)<F26>   Commencement of operations.
(2)<F27> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F28> Net investment loss per share is calculated by dividing the net investment loss by the average shares outstanding throughout the period.
(4)<F29> Net investment loss before interest expense for the periods ending October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001 was $(0.14), $(0.14), $(0.09) and $(0.05), respectively.
(5)<F30>   The total return does not reflect the 5.25% front-end sales charge.
(6)<F31>   Not annualized.
(7)<F32>   Annualized.
(8)<F33> Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001 would have been 3.68%, 4.29%, 3.63% and 3.58%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001 would have been (2.88)%, (3.73)%, (3.02)% and
           (2.95)%, respectively.
(9)<F34> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

Selected per share data is based on a share of common stock outstanding throughout each period.

 Class C Shares
                                             Class C Shares      Class C Shares      Class C Shares      December 29, 2000(1)<F35>
                                               Year Ended          Year Ended          Year Ended                 through
                                            October 31, 2004    October 31, 2003    October 31, 2002         October 31, 2001
                                            ----------------    ----------------    ----------------     -------------------------
Per Share Data:

Net asset value, beginning of period             $ 7.29              $ 5.96              $ 6.54                   $10.00
                                                 ------              ------              ------                   ------
Income from investment operations:
  Net investment loss (4)<F38>                    (0.21)(3)<F37>      (0.20)(3)<F37>      (0.19)(2)<F36>           (0.12)(2)<F36>
  Net realized and unrealized
    gain (loss) on investments                     0.28                1.53               (0.39)                   (3.34)
                                                 ------              ------              ------                   ------
  Total from investment operations                 0.07                1.33               (0.58)                   (3.46)
                                                 ------              ------              ------                   ------
Net asset value, end of period                   $ 7.36              $ 7.29              $ 5.96                   $ 6.54
                                                 ------              ------              ------                   ------
                                                 ------              ------              ------                   ------

Total return (5)<F39>                              0.96%              22.32%              (8.87)%                 (34.60)%(6)<F40>

Supplemental data and ratios:
  Net assets, end of period (000's)              $1,692              $1,589              $1,721                   $2,721
  Ratio of operating expenses
    to average net assets (8)<F42>                 3.30%               3.44%               2.30%                    2.15%(7)<F41>
  Ratio of interest expense
    to average net assets                          0.33%               0.37%               0.57%                    0.39%(7)<F41>
  Ratio of net investment loss
    to average net assets (8)<F42>                (2.49)%             (2.88)%             (1.69)%                  (1.53)%(7)<F41>
  Portfolio turnover rate (9)<F43>               148.09%             122.52%             123.83%                  128.95%(6)<F40>

(1)<F35>   Commencement of operations.
(2)<F36> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F37> Net investment loss per share is calculated by dividing the net investment loss by the average shares outstanding throughout the period.
(4)<F38> Net investment loss before interest expense for the periods ending October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001 was $(0.19), $(0.18), $(0.14) and $(0.08), respectively.
(5)<F39>   The total return does not reflect the 1.00% front-end sales charge.
(6)<F40>   Not annualized.
(7)<F41>   Annualized.
(8)<F42> Operating expense excludes interest expense and is net of reimbursements and waivers. The ratio including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001 would have been 4.33%, 4.94%, 4.28% and 4.23%, respectively. The ratio of net investment loss to average net assets, including interest expense and excluding reimbursements and waivers for the periods ended October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001 would have been (3.53)%, (4.38)%, (3.67)% and
           (3.60)%, respectively.
(9)<F43> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

SUPER CORE FUND
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2004

  Shares                                                              Value
  ------                                                              -----
             COMMON STOCKS - 112.3%

             BIOTECHNOLOGY - 11.0%
   6,824     Amgen Inc. *<F44>                                     $   387,603
  10,292     Gilead Sciences, Inc. *<F44>                              356,412
                                                                   -----------
                                                                       744,015
                                                                   -----------

             BUILDING & HOUSING - 8.4%
     906     NVR, Inc. *<F44>                                          568,062
                                                                   -----------

             COMPUTERS - 6.5%
  12,390     Dell, Inc. *<F44>                                         434,393
                                                                   -----------

             DIVERSIFIED - 5.8%
  11,420     General Electric Company                                  389,650
                                                                   -----------

             FINANCIAL SERVICES - 9.4%
   7,228     Citigroup Inc.                                            320,707
   5,715     New Century Financial Corporation                         315,182
                                                                   -----------
                                                                       635,889
                                                                   -----------

             INTERNET - 5.6%
   3,895     eBay, Inc. *<F44>                                         380,191
                                                                   -----------

             METALS - 6.0%
  16,766     The Timken Company                                        402,384
                                                                   -----------

             MULTIMEDIA - 4.9%
     361     The Washington Post Company - Class B                     330,315
                                                                   -----------

             NETWORKING PRODUCTS - 5.0%
  17,531     Cisco Systems, Inc. *<F44>                                336,771
                                                                   -----------

             OIL & GAS - 15.5%
   8,538     Exxon Mobil Corporation                                   420,240
   3,023     Murphy Oil Corporation                                    241,901
  11,456     XTO Energy, Inc.                                          382,401
                                                                   -----------
                                                                     1,044,542
                                                                   -----------

             PHARMACEUTICALS - 10.9%
  10,978     Medicis Pharmaceutical Corporation - Class A              446,475
   9,968     Pfizer, Inc.                                              288,574
                                                                   -----------
                                                                       735,049
                                                                   -----------

             RETAIL - 8.6%
  14,056     Urban Outfitters, Inc. *<F44>                             576,296
                                                                   -----------

             SOFTWARE - 5.3%
  12,774     Microsoft Corporation                                     357,544
                                                                   -----------

             TELECOMMUNICATIONS - 4.2%
   6,745     QUALCOMM Inc.                                             282,009
                                                                   -----------

             TEXTILES & APPAREL - 5.2%
   7,462     Coach, Inc. *<F44>                                        347,953
                                                                   -----------
             TOTAL COMMON STOCKS (Cost $6,557,848)                   7,565,063
                                                                   -----------

             EXCHANGE TRADED FUNDS - 5.6%
   6,292     iShares Russell 2000 Growth Index Fund                    377,520
                                                                   -----------
             TOTAL EXCHANGE TRADED FUNDS (Cost $335,866)               377,520
                                                                   -----------

Principal
  Amount
---------
             SHORT TERM INVESTMENTS - 0.0%
             VARIABLE RATE DEMAND NOTES - 0.0% #<F45>
  $1,643     U.S. Bank, N.A., 1.7088%                                    1,643
                                                                   -----------
             TOTAL SHORT TERM INVESTMENTS (Cost $1,643)                  1,643
                                                                   -----------
             TOTAL INVESTMENTS (COST $6,895,357) - 117.9%            7,944,226
             Liabilities in Excess of Other Assets - (17.9)%        (1,208,195)
                                                                   -----------
             TOTAL NET ASSETS - 100.0%                             $ 6,736,031
                                                                   -----------
                                                                   -----------

*<F44>  Non-Income Producing Security.
#<F45> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2004.

                     See notes to the financial statements.

SUPER CORE FUND
NOTES TO THE FINANCIAL STATEMENTS - OCTOBER 31, 2004

1.   ORGANIZATION
     The Grand Prix Funds, Inc. (the "Corporation") was incorporated on October 30, 1997 as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Corporation is authorized to issue its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Corporation currently offers two series of shares: The Super Core Fund (the "Fund") and the Grand Prix Fund (collectively the "Funds"). The shares of common stock of the Fund are further divided into two classes:Class A and Class C. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares. The primary investment objective of the Fund is capital appreciation. The Fund commenced investment operations on December 29, 2000.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     (a) Investment Valuation - Securities are stated at value. Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, except those traded on the NASDAQ NMS and Small Cap Exchanges. Securities traded on NASDAQ NMS and Small Cap exchanges will be valued at the NASDAQ official closing price. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the average of the latest bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Target Investors (the "Advisor") pursuant to guidelines established by the Board of Directors.

     (b) Federal Income and Excise Taxes - The Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders. Therefore, no federal income or excise tax provision is required.

     (c) Distribution to Shareholders - Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles.

     (d) Securities Transactions and Investment Income - Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts are amortized using the effective interest method for tax and financial reporting purposes.

     (e) Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio. Fund expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. Fund expenses that are not directly attributable to a portfolio are typically allocated among each portfolio in proportion to their respective net assets.

3.   SHARES OF COMMON STOCK
     Transactions in shares of common stock were as follows:

YEAR ENDED OCTOBER 31, 2004

                                            $                  Shares
                                            -                  ------
CLASS A SHARES:
     Shares sold                       $ 2,149,198             283,633
     Shares redeemed                    (5,042,320)           (693,811)
                                       -----------           ---------
     Net decrease                      $(2,893,122)           (410,178)
                                       -----------
     SHARES OUTSTANDING:
     Beginning of year                                       1,080,190
                                                             ---------
     End of year                                               670,012
                                                             ---------
                                                             ---------

CLASS C SHARES:
     Shares sold                       $   856,385             114,265
     Shares redeemed                      (737,814)           (102,124)
                                       -----------           ---------
     Net increase                      $   118,571              12,141
                                       -----------
     SHARES OUTSTANDING:
     Beginning of period                                       217,913
                                                             ---------
     End of period                                             230,054
                                                             ---------
                                                             ---------
     TOTAL DECREASE                    $(2,774,551)
                                       -----------
                                       -----------

YEAR ENDED OCTOBER 31, 2003

                                            $                 Shares
                                            -                 ------
CLASS A SHARES:
     Shares sold                        $1,927,381             280,052
     Shares redeemed                      (930,643)           (150,353)
                                        ----------           ---------
     Net increase                       $  996,738             129,699
                                        ----------
     SHARES OUTSTANDING:
     Beginning of period                                       950,491
                                                             ---------
     End of period                                           1,080,190
                                                             ---------
                                                             ---------

CLASS C SHARES:
     Shares sold                        $  573,665              86,324
     Shares redeemed                      (927,396)           (157,072)
                                        ----------           ---------
     Net decrease                       $ (353,731)            (70,748)
                                        ----------
     SHARES OUTSTANDING:
     Beginning of year                                         288,661
                                                             ---------
     End of year                                               217,913
                                                             ---------
                                                             ---------
     TOTAL INCREASE                     $  643,007
                                        ----------
                                        ----------

4.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Fund for the year ended October 31, 2004 are summarized below. There were no purchases or sales of long-term U.S. government securities.

     Purchases                         $16,749,693
     Sales                             $19,989,022

5.   INFORMATION FOR FEDERAL INCOME TAX PURPOSES
     At October 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

     Cost of investments                         $ 7,318,787
                                                 -----------
                                                 -----------
     Gross unrealized appreciation                 1,161,102
     Gross unrealized depreciation                  (535,663)
                                                 -----------
     Net unrealized appreciation                 $   625,439
                                                 -----------
                                                 -----------
     Undistributed ordinary income                        --
     Undistributed long-term gain                         --
                                                 -----------
     Total distributable earnings                $        --
                                                 -----------
                                                 -----------
     Other accumulated losses                    $(5,465,716)
                                                 -----------
     Total accumulated losses                    $(4,840,277)
                                                 -----------
                                                 -----------

     The primary difference between the cost amount for book purposes and tax purposes is due to deferred wash sale losses.

     The capital loss carryovers as of October 31, 2004 are as follows:

                                            Capital Loss
                 Net Capital                 Carryover
            Loss Carryover*<F46>             Expiration
            --------------------             ----------
                   $365,737                  10/31/2009
                 $2,678,942                  10/31/2010
                 $2,080,906                  10/31/2011
                   $340,131                  10/31/2012

     *<F46> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

     The Fund made no distributions during the fiscal years ended October 31, 2003 or October 31, 2004.

6.   CREDIT FACILITY
     U.S. Bank, N.A. (the "Bank") has made available to the Fund a $5 million line of credit pursuant to a Loan and Security Agreement ("Agreement") dated February 1, 2001 for the purpose of purchasing portfolio securities. For the year ended October 31, 2004, the interest rate on the outstanding principal amount was the Bank's Prime Rate minus 1.50% (weighted average rate of 2.58% during the year ended October 31, 2004). Advances are collateralized by a first lien against the Fund's assets. During the year ended October 31, 2004, the Fund had an outstanding average daily balance of $1,261,366. The maximum amount outstanding during the year ended October 31, 2004, was $3,250,000. Interest expense amounted to $33,469 for the year ended October 31, 2004. At October 31, 2004, the Fund had a loan payable balance of $1,110,000.

7.   INVESTMENT ADVISOR
     The Fund has an agreement with the Advisor, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Advisor is compensated at an annual rate of 0.90% of the average daily net assets of the Fund. The Advisor has voluntarily waived a portion of its advisory fee in order to decrease the net expenses of the Fund during the year ended October 31, 2004. The Advisor may recover from the Fund the expenses waived or reimbursed during prior periods where the Advisor was contractually obligated to cap the Fund's expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the year ended October 31, 2004, the Advisor voluntarily waived investment advisory fees totaling $73,291 for the Fund.

     Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

                                             AMOUNT OF
           YEAR OF EXPIRATION            POTENTIAL RECOVERY
           ------------------            -----------------
               10/31/2005                    $153,687
               10/31/2006                     $52,947

8.   SERVICE AND DISTRIBUTION PLAN
     The Fund has adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.35% of the Fund's average daily net assets for the Class A shares and up to 1.00% for the Class C shares. The currently approved rate is 0.35% and 1.00% of average daily net assets for the Class A and Class C shares, respectively. Amounts paid under the Plans by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $28,841 for the Class A Shares and $20,973 for the Class C Shares pursuant to the Plans for the year ended October 31, 2004.

SUPER CORE FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the Super Core Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Super Core Fund (the Fund), as of October 31, 2004, and the related statements of operations, cash flows, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Super Core Fund at October 31, 2004, and the results of its operations, cash flows, changes in net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                  /s/Ernst & Young LLP

Chicago, Illinois
December 10, 2004

SUPER CORE FUND
ADDITIONAL INFORMATION

PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available by calling toll free 1-800-307-4880 or on the SEC website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available without charge by calling 1-800-307-4880 or on the SEC website at http://www.sec.gov.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The SAI includes additional information about the Fund's Directors and Officers and is available, without charge, upon request by calling 1-800-307-4880.

                                                                                                       # of
                                             Term of                                                   Portfolios in  Other
                               Position(s)   Office and                                                Fund Complex   Directorships
Name, Address                  Held with     Length of    Principal Occupation                         Overseen by    Held by
and Age                        the Fund      Time Served  During Past Five Years                       Director       Director
-------------                  -----------   -----------  ----------------------                       -------------  -------------
Robert Zuccaro *<F47>(1)<F48>  President     Since 1997   Mr. Zuccaro is the President of the Advisor         2       None
15 River Road,                 and                        and is a Chartered Financial Analyst.  Prior
Suite 220                      Director                   to founding the Advisor in 1983, Mr. Zuccaro
Wilton, CT  06897                                         spent six years with Axe-Houghton where he
Age: 62                                                   was President and a Director of Axe-Houghton
                                                          Stock Fund and Vice President and Director of
                                                          Portfolio Management of E.W. Axe & Co.

Edward F. Ronan, Jr.           Independent   Since 1997   Mr. Ronan is a Certified Public Accountant          2       None
30 Main Street                 Director                   and since 1984, has been a member of
Danbury, CT  06810                                        Actis-Grande, Ronan & Company, LLC, a
Age: 51                                                   certified public accounting firm.  Mr. Ronan
                                                          served as a director of Q.E.P. Co., Inc., a
                                                          tool manufacturer and distributor, from 1993
                                                          to 1998.

Dennis K. Waldman              Independent   Since 1997   Since 2000, Mr. Waldman has been engaged in         2       None
62 Windsor Road                Director                   residential real estate development and management.
Waban, MA  02468                                          From 1994 to 2000, Mr. Waldman served as
Age: 49                                                   Vice-President of Sales for eStar Communications,
                                                          a developer of communications software, prior to
                                                          which time, Mr. Waldman worked at ITS as Vice-President
                                                          of Sales.  From 1992 - 1994, Mr. Waldman was a sales
                                                          representative at Tartan where he was involved in
                                                          engineering sales.

Mary Jane Boyle(1)<F48>        Vice          Since 1997   Ms. Boyle serves as Vice President, Client Service, of
15 River Road,                 President,                 the Advisor.  Prior to co-founding the Advisor in 1983,
Suite 220                      Secretary                  Ms. Boyle was a Regional Sales Director with Mondessa
Wilton, CT  06897              and                        Enterprises, Inc.
Age: 58                        Treasurer

John W. Tarleton               Chief         Since 2004   Mr. Tarleton is Head Trader for the Advisor since April 2004
15 River Road,                 Compliance                 and Chief Compliance Officer for the Fund.  Mr. Tarleton
Suite 220                      Officer                    was an Associate Director - Trading/Execution Specialist
Wilton, CT  06897                                         at UBS International Inc. from July 2002 to December
Age: 40                                                   2003.  From January 2001 to December 2001, Mr. Tarleton
                                                          served as a portfolio trader for Worldco Financial Services,
                                                          LLC.  Prior to January 2001, Mr. Tarleton worked
                                                          as the Director of Equity Trading for Nathan & Lewis
                                                          Securities, Inc. from January 1994 to December 2000.

  *<F47> Denotes a director who is an "interested person" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Zuccaro is considered an interested person because of his affiliation with the Advisor.
(1)<F48>   Mr. Zuccaro and Ms. Boyle are married.

GRAND PRIX FUNDS
P.O. BOX 701
MILWAUKEE, WI 53201

FUND INFORMATION                      800 307-4880
ACCOUNT INFORMATION                   800 432-4741

WWW.GRANDPRIXFUNDS.COM

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report may be distributed to others only if preceded or accompanied by a current prospectus. The Super Core Fund is distributed by T.O. Richardson Securities, Inc., a member of the NASD.

ITEM 2. CODE OF ETHICS.
-----------------------

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The Registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Registrant at 1-800-307-4880.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The Registrant's board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Edward F. Ronan, Jr. is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services. "Audit services" refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant during the past two fiscal years. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees and tax fees by the principal accountant.

                                FYE  10/31/04         FYE  10/31/03
                                -------------         -------------
Audit Fees                      $32,000               $25,000
Audit-Related Fees                                    $2,000
Tax Fees                        $8,000                $4,000
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant. All of the principal accountant's hours spent on auditing the Registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the Registrant's accountant for services to the Registrant and to the Registrant's investment adviser for the last two years.

Non-Audit Related Fees                 FYE  10/31/2004      FYE  10/31/2003
----------------------                 ---------------      ---------------
Registrant                             $8,000               $4,000
Registrant's Investment Adviser        $0                   $0

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The Registrant has no procedures by which shareholders may recommend nominees to the Registrant's board of directors/trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

(b) There was no change in the Registrant's internal controls over financial reporting as defined in Rule 30a-3(d) under the 1940 Act that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant's Form N-CSR filed January 9, 2004.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Grand Prix Funds, Inc.
     -----------------------------------

     By  /s/Robert Zuccaro
        --------------------------------
        Robert Zuccaro, President

     Date    January 10, 2005
           -----------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

     By  /s/Robert Zuccaro
        --------------------------------
        Robert Zuccaro, President

     Date    January 10, 2005
           -----------------------------

     By  /s/Mary Jane Boyle
        --------------------------------
        Mary Jane Boyle, Treasurer

     Date    January 10, 2005
           -----------------------------